j2 Global Communications

www.j2global.com

Investor Presentation
Second Quarter 2002 Results
July 2002

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations or beliefs as of July 22, 2002 and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Unified messaging, broadcast fax and other revenues
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity
- Regulatory developments

All information in this presentation speaks as of July 22, 2002 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

- Inability to generate greater revenues and profits from unified communications, messaging, conference calling, broadcast faxing and advertising
- Limitations on the Company's ability to continue to grow or sustain the rate of growth of its subscriber base and/or the rate of revenue growth from the subscriber base
- Inability to successfully introduce new products and services
- Uncertainties regarding protection of intellectual property or violation of intellectual property of others
- The ability to successfully acquire and integrate other companies into j2 Global
- Factors relating to increased competition and limitations on the Company's ability to maintain or grow market share
- Failure to obtain necessary financing and lack of working capital
- The risk of loss of services of executive officers and other key employees
- The risk of adverse changes in the U.S. regulatory environment for unified communications
- Risks associated with technological change and/or adverse effects on our services from breaches of security or spamming
- Limitations on the Company's opportunities to enter into or renew agreements with third party distributors or suppliers
- Other factors set forth in the Company's filings with the Securities and Exchange Commission

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

Investment Considerations

Participate in large, established & growing markets

- Fax
- Voicemail
- Conference Calling
- Unified Messaging

Proven business model

- Monthly recurring revenue model
- 3 Sales channels

Assets

- Customer base & brand awareness
- Global network
- Patents
- Financial position
- People

Assets

4.5 million subscribed phone numbers

Global advanced messaging network

- 800+ cities in 18 countries on 5 continents
- 5+ MM unique telephone numbers worldwide, and growing

Patented technology and product roadmap

- 5 issued U.S. Patents, with 9 Patents pending

Strong financial position

- Q2 Revenue: $11.3 MM   Earnings: $3.3 MM
- 20th consecutive quarter of revenue growth
- Virtually debt free
- $23.4 MM of cash *and growing*
- Cash from operations in excess of Earnings

Market Size

Fax

- Est. $90+ B annual spend on transmission and supply costs
- Installed base of 27+ MM machines in the U.S. and growing

Voicemail

- 76+ MM enterprise voicemail boxes in use at end of 2000
- Expected 140+ MM enterprise voicemail boxes by end of 2005

Conferencing Services

- Estimated at more than $2 B in 2000
- Expected to approach $14 B worldwide by 2005

Unified Messaging

- Enterprise end-users expected to grow nearly 10-fold by year end 2005
- Average annual spend per new seat is in excess of $100

Source: j2 Global estimates based on data from Gartner, Inc., IDC, and Davidson Consulting.

Sales Channels

Web

- Targeted marketing to individuals over the Web
- Use of Web-based marketing tools
- Target individual users

Corporate

- Direct sales force to SMEs and large corporations
- Tele-sales to smaller businesses
- Resellers

Licensed Services

- Focused on large-scale opportunities that can provide a positive impact on j2 Global's revenue and profits
- Opportunistically license j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Web Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox
- Desktop sending (format independent)
- Unique subscriber telephone number

Unified Messaging

- Faxing
- Inbound receipt of voicemail into a subscriber's personal Email Inbox
- Web-initiated Conference Calling
- Email-by-Phone® (next-gen Voicemail)

Web Channel Overview

Revenue Sources

- Monthly recurring
- Usage-based
- Advertising

Marketing

- Word of mouth / Branding / Advertising
- Cost-per-Acquisition (CPA) deals
- Lifecycle Management – Continually improve the quality of our customer base by evaluating all subscribers for margin potential and eliminating unprofitable users

Status (as of 6/30/02)

- More than 4.4 MM subscribed phone numbers
- $8.3 MM Q2 2002 Revenue vs. $6.2 MM Q2 2001 Revenue

Corporate Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox (secure & private)
- Desktop sending (format independent)
- Web-based Broadcast Faxing
- Centralized on-line account management
- Real-time telephone number provisioning
- Advanced billing options

Voice Services

- Web-initiated Conference Calling

Services in Development

- Secure Fax
- Next-Gen Voicemail/Email-by-Phone
- Document Management products

Corporate Channel Overview

Revenue Sources

- License fees
- Monthly recurring
- Usage-based

Marketing

- Direct sales force
- Telemarketing / TeleSales
- Web-generated leads
- Leads from existing databases of Web channel customers

Status (as of 6/30/02)

- 1,100+ corporate clients
- 29,000+ unique telephone numbers deployed
- $2.8 MM Q2 2002 Revenue vs. $1.3 MM Q2 2001 Revenue

Corporate Channel Customers
(Sample list)

- Wells Fargo Mortgage
- The Federal Reserve Bank
- AT&T
- NovaStar Mortgage
- Sony Pictures
- New York Times
- HJ Heinz
- H&R Block Mortgage

Licensed Services Channel Overview

Offerings

- j2 Global's network, application capabilities and services integrated into 3rd party offerings
- Licensing of j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Marketing

- One-on-one meetings and negotiations
- Large deal focus for services integration
- Opportunistic focus on large and small IP transactions

Status

- $174,168 Q2 2002 revenue vs. $327,000 in Q2 2001

Global Network Presence


Asia/Pacifica
The Americas
Europe
to be deployed

Messaging & Communications Network


j2 Global Customer
Internet
Redundant Links
j2 Global Inbound Services
(VPN / IPSec Connectivity)
Local POPs
• 800+ Cities
• 18 Countries
• 5 Continents
j2 Global "Message Bus"
Proprietary IP Control Structure
PDA
Pager
Future
Email
Storage
OCR
SIP-SS7 Messaging
MGCP (3G Network)
VoIP
Public
Telephone
Network
(PSTN)
Fax
Email-by-Phone
Enhanced Voicemail
Conference
Calling
Internet Access
(Future)
Conference
Bridge
• Network Management
• Billing
• Customer Care
• Security
• Send
j2 Global Data Centers

Patented Technology

U.S. Patent No.	Description
6,208,638	Method and Apparatus for transmission & retrieval of Fax and Audio messages over a circuit or packet switched network
6,073,165	Filtering computer network messages directed to a user's Email Inbox through user-defined filters and forwarding a filtered message to the user's receiver
5,642,288	Intelligent document recognition and handling
5,877,963	Intelligent document recognition and handling
5,751,287	System for organizing document icons with suggestions, folders, drawers and cabinets

Plus nine pending U.S. Patents

Industry Accolades

PC Magazine 1999 The 100 Top Web Sites

Davidson Consulting 1999 Analyst Choice Award Fax Product of the Year

Deloitte & Touche Technology Fast 50

j2 Global Named #1 Fastest Growing Technology Firm in Los Angeles For 2001

Deloitte & Touche Technology Fast 500

j2 Global Named 50th Fastest Growing Technology Firm in North America For 2001

Entrepreneur Magazine's 100 Best Web Sites for entrepreneurs

2001 – "Transmit It" Category

1999 MVP Finalist PC Computing

2000 Bronze Medal Messaging/Voicemail Category

Home Office Computing

Product Roadmap

IP Fax	Voice Services	Document Handling	Unified Messaging & Comm. Services
• Inbound Fax to Email • Outbound Fax via Email • Fax broadcasting • OCR • Fax storage/archive • Secure fax send & receive • New notification methods	• Inbound VM to Email • Voicemail management • Telephone access • Web-based Conference Calling • Enhanced voicemail • Find me/Follow me • Call screening • Voicemail interrupt • Collaboration	• ProtoFax® • Messenger • HotSend® • PaperMaster®	• Integrated Email, voicemail & fax services • "Instant Messaging" integration • Internet access

■ -Currently offered (blue)
■ -Future offering (black)

Financial Highlights

Historical Revenue Growth



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
84% CAGR
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02

Net Earnings / EBITDA


(Millions)
$5.0
$3.0
$1.0
$1.0
$3.0
$5.0
$7.0
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Net Income
EBITDA

Condensed Q2 2002 Income Statement

(Thousands)

	Three months ended June 30, 2002	Three months ended June 30, 2001
Total revenue	$11,306	7,863
Total cost of revenue	2,701	3,063
Gross profit	8,605	4,800
Total operating expenses	5,519	6,886
Operating income (loss)	3,086	(2,086)
Other income (expense), net	232	377
Net earnings (loss)	3,318	(1,709)
Cumulative change in accounting principle	0	0
Net earnings (loss)	$3,318	($1,709)
Basic net earnings (loss) per share	$0.31	$0.15
Diluted net earnings (loss) per share	$0.28	$0.15
EBITDA *(see Note)*	4,007	581

Note: Defined as net earnings (loss) plus interest income (expense), net, plus taxes, plus depreciation and amortization, minus the cumulative change in accounting principle, plus a gain on a non-operating investment.

Quarterly Revenue by Type

	2001				2002	
	Q1	Q2	Q3	Q4	Q1	Q2
Subscriber	$5,813	$7,290	$7,676	$8,356	$9,370	$10,427
Quarter-to-Quarter Growth		25.4%	5.3%	8.9%	12.1%	11.3%
Advertising	342	247	652	896	827	705
Quarter-to-Quarter Growth		-27.8%	164.0%	37.4%	-7.7%	-14.8%
Licensed Srvs & Other	1,057	326	269	328	182	174
Total Revenue	$7,212	$7,863	$8,597	$9,580	$10,379	$11,306
Quarter-to-Quarter Growth		9.0%	9.3%	11.4%	8.3%	8.9%

Quarterly Revenue by Channel

	2001				2002	
	Q1	Q2	Q3	Q4	Q1	Q2
Web	$4,859	$6,205	$6,678	$7,232	$7,733	$8,292
Quarter-to-Quarter Growth		27.7%	7.6%	8.3%	6.9%	7.2%
Corporate	1,295	1,332	1,650	2,020	2,464	2,840
Quarter-to-Quarter Growth		2.9%	23.9%	22.4%	22.0%	15.3%
Licensed Services	316	326	241	314	182	174
Other	742	0	28	14	0	0
Total Revenue	$7,212	$7,863	$8,597	$9,580	$10,379	$11,306
Quarter-to-Quarter Growth		9.0%	9.3%	11.4%	8.3%	8.9%

2002 Financial Performance Guidance

(Revised 7/22/02)

Quarterly Revenue Growth Rates by Channel

- Web Channel: 5% - 10%
- Corporate Channel: 10% - 33%
- Licensed Services: Flat with historical revenue

EBITDA Flow-Through of Incremental Revenue

- Q3: 30%+
- Q4: 50%+

Annual Estimates

- Revenue: $ 45+ million
- EBITDA: $ 14.4+ million
- Net Earnings: $11.9+ million[1]
- Basic Earnings per Share: $1.09+ per share[1]
- Fully Diluted Earnings per Share: $0.96+ per share[1,2]

[1] Assume no taxes
[2] Assume the maximum potential dilution based upon shares, options and warrants outstanding as of June 30, 2002

Condensed Balance Sheet at June 30, 2002

(Thousands)

	June 30, 2002
ASSETS	
Cash and cash equivalents	$23,444
Other current assets	5,084
Total current assets	$28,528
Furniture, fixtures and equipment, net	6,335
Goodwill & other purchased intangibles, net	17,814
Other assets	1,151
Total assets	$53,828
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts payable and accrued expenses	$3,689
Deferred revenue	1,802
Other current liabilities	1,440
Total current liabilities	$6,931
Long-term debt	125
Total liabilities	$7,056
Total stockholders' equity	$46,772
Total liabilities and stockholders' equity	$53,828

Key Events Since Q1 2002

- Launched new & improved Web-based Conference Calling service
- Surpassed 800 locations around the world where j2 and eFax offer local telephone numbers
- j2 Global's Corporate client base topped 1,100 and 29,000 telephone numbers
- Substantially completed the cost management and quality improvement programs initiated in late-2001

j2™
Global